Q3 2026 Earnings Call November 03, 2026

Safe Harbor Statement and Non-GAAP Financial Measures © 2026 Clarivate. All rights reserved. 2 Forward-Looking Statements This presentation includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. Forward-looking statements included in this presentation include all matters that are not historical facts, including statements relating to our intentions, beliefs, or current expectations concerning, among other things, any future strategic transactions we may explore, the anticipated use of proceeds from the divestiture of our Life Sciences & Healthcare business and any related cost savings or other benefits, our results of operations, financial condition, liquidity, capital allocation plans and share repurchases, foreign exchange impacts, our prospects, growth, strategies and shareholder value, the markets in which we operate, our financial guidance for the fiscal year 2026 and key drivers thereof and underlying assumptions, the impact or anticipated benefits of our Value Creation Plan and other growth strategies, the global macroeconomic uncertainty and volatility, the impact of artificial intelligence (“AI”) on our business and strategy, and the timing of any of the foregoing. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. Such forward-looking statements are based on available current market material and management's expectations, beliefs, and forecasts concerning future events impacting us. These forward-looking statements involve a number of risks, uncertainties, and other important factors (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to, our ability to compete in the highly competitive industry in which we operate; our ability to maintain high annual renewal rates; our ability to maintain revenues if our products and services do not achieve and maintain broad market acceptance, or if we are unable to keep pace with or adapt to rapidly changing technology, evolving industry standards, and changing regulatory requirements; reductions in customers’ research budgets or government funding; the success of our Value Creation Plan; our ability to derive fully the anticipated benefits from organic growth, existing or future acquisitions, joint ventures, investments, or dispositions; our exposure to risk from the international scope of our operations; our level of indebtedness; our ability to leverage AI in our products and services; any significant disruption in or unauthorized access to or breaches of our computer systems or those of third parties that we utilize in our operations; other factors beyond our control; and those factors described in Item 1A. Risk Factors in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). There can be no assurance that future developments affecting us will be those that we have anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC, which are also available on our website at www.clarivate.com.

Safe Harbor Statement and Non-GAAP Financial Measures © 2026 Clarivate. All rights reserved. 3 Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA, continuing operations, Adjusted EBITDA, including discontinued operations, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow. Non-GAAP financial measures are not recognized terms under GAAP, are not measures of financial condition or liquidity, and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, you should not consider such measures in isolation from, or as a substitute for, financial measures or results of operations calculated or determined in accordance with GAAP. We use non-GAAP measures internally in our operational and financial decision- making, to assess the operating performance of our business, to assess performance for employee compensation purposes, and to decide how to allocate resources. We believe that such measures allow us to focus on what we deem to be more reliable indicators of ongoing operating performance and our ability to generate cash flow from operations, and we also believe that investors may find these non-GAAP financial measures useful for the same reasons. Non-GAAP measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies comparable to us, many of which present non-GAAP measures when reporting their results. Further, these measures can be useful in evaluating our performance against our peer companies because we believe they provide users with valuable insight into key components of our GAAP financial disclosure. However, non-GAAP measures have limitations as analytical tools and because not all companies use identical calculations, our presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures are provided within the Appendix to this presentation. Our presentation of non-GAAP measures should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that any projections and estimates will be realized in their entirety or at all. Industry and Market Data The market data and other statistical information used throughout this presentation are based on industry publications and surveys, public filings, and various government sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. We have not independently verified such third-party information, nor have we ascertained the underlying economic assumptions relied upon in those sources, and we are unable to assure you of the accuracy or completeness of such information contained in this presentation. While we are not aware of any misstatements regarding our market, industry, or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors.

Agenda 4© 2026 Clarivate. All rights reserved. Business Review Financial Review Q&A Matti Shem Tov Chief Executive Officer Michael Easton Chief Financial Officer

Matti Shem Tov Chief Executive Officer Business Review

Q3 2026 Overview

$568M [2]

Revenues

ACV Organic Growth: 1.8% ▲ 30 bps YoY
Recurring Organic Growth: 1.3% ▲ 110 bps YoY

$245M

Adj. EBITDA[1,2]

43.2% Margin[1,2]
▲ 270 bps sequentially

$110M

Free Cash Flow[1,2]

$75m debt reduction
YTD debt reduction of $293m

21₵

Adj. EPS[1,2]

▲ 3₵ YoY

Highlights

- Completed sale of Life Sciences & Healthcare segment for $600M
- Simplified operating structure positioned for accelerating organic ACV and revenue growth
- Strengthened financial profile

Academia & Government

Organic ACV and subs revenue organic growth at 2%

Selected by Abes (Agency for Higher Education) to modernize France's national academic library system

Intellectual Property

Re-occurring organic revenue growth of nearly 1% in Q3; ACV turns to positive growth

USPTO entrusts Clarivate AI to power image search across U.S. trademark register

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2] Includes results of discontinued operations.

© 2026 Clarivate. All rights reserved.
6

The New Clarivate | Uniquely Scaled AI-Powered Transformative Intelligence

~$2B Revenue and ~93% Recurring Organic Revenue Mix[1]

Scaled, Focused and Highly Recurring

Intelligence Solutions 50% of Revenue[1]	Trusted, proprietary AI-powered solutions enabling confident, high-impact decisions
Workflow Solutions 25% of Revenue[1]	Platforms embedded across global organizations to drive efficiency and collaboration
Tech-Enabled Services 25% of Revenue[1]	Expert-led, tech-driven services that customers rely on to enable execution at global scale

Clarivate AI

80+

In-market AI agents, assistants and capabilities

465M+

AI API calls handled across the platform, September year to date

~2.5x

Growth in AI API calls handled versus the same period last year

Clarivate

[1] FY26E organic revenue based on midpoint of guidance range.

© 2026 Clarivate. All rights reserved.
7

Academia & Government | Powering the Global Research Landscape

~$1.2B Revenue and ~95% Recurring Organic Revenue Mix[1]

Deeply Embedded, Uniquely Proprietary, Mission-Critical

Global Scale and Reach

Research, content and software solutions embedded across the world's leading academic institutions

Mission-Critical to Research, Learning and Funding Decisions

Trusted to power research, teaching and learning, funding decisions and library operations across institutions

Proprietary Combination of Assets Powering Trusted AI

Unique ecosystem connecting scholarly content, institutional workflows and research intelligence, backed by deep domain expertise

Leading Market Position

99%

of top 400 universities use our solutions

120M+

Students and researchers use our solutions to enhance learning

75%

of national and regional research assessments are powered by our data

Clarivate

[1] FY26E organic revenue based on midpoint of guidance range.

© 2026 Clarivate. All rights reserved.
8

Web of Science Research Intelligence: Early Traction, Global Reach

AI-Native Intelligence Platform for Research Strategy, Impact and Funding

- Enabling institutions to optimize research strategy, demonstrate research impact and increase funding
- Agentic AI turns complex questions and tasks into actionable outputs
- Explainable, traceable insights grounded in curated, authoritative data
- Developed in partnership with the global research community

Global Adoption 6 Months Since Release in May 2026



15+
Americas
40+
EMEA
40+
APAC

Numbers represent count of institutional customers by region

100+	25	~$20M
Institutional customers across the globe	Countries with signed customers	Active 2026-27 sales pipeline

Clarivate

© 2026 Clarivate. All rights reserved. 9

Intellectual Property | Powering the Global IP Economy

~$0.8B Revenue and ~90% Recurring Organic Revenue Mix[1]

Critical Infrastructure, Non-Discretionary, Non-Deferrable work

Intellectual Infrastructure for the Innovation Economy

Enabling the world's largest enterprises, law firms and innovators create, protect and commercialize IP globally

Differentiated Capabilities Driving AI Advantage

Uniting IP management software, curated patent and trademark data and IP lifecycle services, supported by the industry's largest team of IP specialists

Trusted to Safeguard Billions in Intangible Value

Decades of partnership providing customers with certainty and continuity for non-discretionary, non-deferrable work

Leading Market Position

90%

of top 100 R&D investors use our solutions to accelerate innovation

15K+

IP customers rely on our solutions to manage and protect their portfolios

40

Patent & Trademark Offices (including all the IP5) use our solutions

Clarivate

[1] FY26E organic revenue based on midpoint of guidance range.

© 2026 Clarivate. All rights reserved.
10

IPOne: Reimagining IP Ecosystem Through Agentic AI © 2026 Clarivate. All rights reserved. 11 Blue-Chip Development & Early Access Partners Signed Ahead of November 2026 Early Adopter Launch 25 Countries with signed customers 40+ Development & Early Access Partners inc. 15+ Fortune Global 500 companies ~$20M Active 2026-27 sales pipeline 5 Purpose built AI agents leveraging proprietary assets, due for Q4 2026 early adopter r lease1 1B+ Interconnected data points developed and enriched over decades by domain experts IPOne: IP Agentic AI Intelligence Layer That Extends and Enhances Current Solutions Grounded in proprietary IP data, general- purpose AI cannot access Trusted intelligence wherever decisions are made Specialized AI Agents trained by deep IP domain experts Enabling IP specialists to automate high- value work across the IP lifecycle 15+ Americas 10+ EMEA 10+ APAC Numbers represent count of development and early access partners by region 1 General release expected Q1 2027. Listen to Simon Webster, President IP on IPOne: http://ir.clarivate.com/video-library

On Track to Accelerate Organic Growth and Drive Increased Shareholder Value

Providing 2027 perspective due to early close of LS&H divestiture

Clarivate Today
FOCUSED on two market-leading segments
STREAMLINED portfolio and operations
STRENGTHENED financial profile

	FY2026 Estimate	FY2027 Perspective
Organic ACV Growth[2]	~2%	▲
Recurring Organic Revenue Growth[1,2]	~1 ¼% Improving ~100bps from H1 to H2 2026	▲
Free Cash Flow	~$320M - $340M	~$350M - $400M
Net Leverage	~4x	~3.5 - 3.6x

Clarivate

[1] Organic subscription + Re-occurring order types. [2] Midpoint of 2026 guidance range.

© 2026 Clarivate. All rights reserved.

12

Michael Easton Chief Financial Officer Financial Review

Q3 and YTD 2026 Financial Results

Revenues

- Organic revenue growth more than offset by inorganic disposals, related almost entirely to the wind-down of the A&G books business which was completed in Q2'26

Income / (Loss) from Continuing Operations

- YTD change due to improved cost management, reduced interest expense and unfavorable FX in the prior year period

Operating Cash Flow

- Change due to lower Adjusted EBITDA and working capital impacts

Changes from Prior Year

$m except per share data	Q3 '26	Q3 '25	Change	YTD '26	YTD '25	Change
Revenues	**$482**	**$530**	**$(49)**	**$1,472**	**$1,547**	**$(74)**
Operating Expenses	442	484	(43)	1,391	1,532	(141)
Operating Income / (Loss)	**$40**	**$46**	**$(6)**	**$81**	**$15**	**$66**
Interest Expense, Net	61	69	(6)	180	199	(19)
Income Tax Expense (Benefit)	5	2	3	23	29	(6)
Income / (Loss) from continuing operations	**$(26)**	**$(25)**	**$(1)**	**$(122)**	**$(213)**	**$91**
Net Income / (Loss) Per Share, basic	$(0.04)	$(0.04)	$0.00	$(0.19)	$(0.31)	$0.12
Adjusted EBITDA[1]	218	222	(4)	646	646	-
Adjusted EBITDA Margin[1]	*45.3%*	*41.9%*	*340 bps*	*43.8%*	*41.8%*	*200 bps*
Adjusted Diluted EPS[1, 2]	$0.21	$0.18	$0.03	$0.59	$0.49	$0.10
Operating Cash Flow [2]	**$166**	**$181**	**$(16)**	**$399**	**$469**	**$(70)**
Capital Spending [2]	55	66	(10)	166	193	(27)
Free Cash Flow[1, 2]	110	115	(5)	233	276	(43)

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2] Includes results of discontinued operations.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
14

Q3 2026 Revenues and Adj. EBITDA1 151 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. 2 Represents the results of discontinued operations of LS&H. Note: Amounts in table may not sum due to rounding. Organic • Organic recurring revenues of ~$6, offset by transactional revenues; disciplined cost management led to organic profit growth Inorganic Disposals • Impact from A&G and IP segments disposals as LS&H disposals moved to discontinued operations Foreign Exchange • Weakening of a basket of foreign currencies versus USD drove translation impact in addition to realized transaction loss © 2026 Clarivate. All rights reserved. $530 +$2 Revenues Adj. EBITDA1 Year + Better - Worse Changes from Last Year 2025 Previously Reported 2026 Continuing Operations $623 $482 $252 40.5% $218 45.3% FX ($3) ($5) Organic +$13 ($93) ($30) LS&H Discontinued Operations2 ($48) ($12) Inorganic Disposals $222 41.9% 2025 Continuing Operations +86 +27 LS&H Discontinued Operations2 2026 Total Company $568 245 43.2% $ millions

YTD 2026 Revenues and Adj. EBITDA1 16© 2026 Clarivate. All rights reserved. $1,547 +$1 Revenues Adj. EBITDA1 Year + Better - Worse Changes from Last Year 2025 Previously Reported 2026 Continuing Operations $1,838 $1,472 $747 40.6% $646 43.8% FX +$9 ($10) Organic +$23 ($291) ($101) LS&H Discontinued Operations2 ($85) ($13) Inorganic Disposals $646 41.8% 2025 Continuing Operations +268 +88 LS&H Discontinued Operations2 2026 Total Company $1,741 734 42.1% $ millions Organic • Organic recurring revenues of ~$12, offset by transactional revenues; disciplined cost management led to organic profit growth Inorganic Disposals • Impact from A&G disposals as LS&H disposals moved to discontinued operations Foreign Exchange • Strengthening of a basket of foreign currencies versus USD drove translation impact in addition to realized transaction loss in current year and transaction gains last year 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. 2 Represents the results of discontinued operations of LS&H. Note: Amounts in table may not sum due to rounding.

Q3 and YTD 2026 Cash Flow

Free Cash Flow[1]

- Change from prior year driven primarily by higher taxes and working capital, largely due to timing of collections and disbursements, as well as higher incentive compensation payout, partially offset by lower capital spending

Capital Allocation

- Repurchased $75m face value of 2028 notes in Q3, at a discount of ~2%, bringing year-to-date debt reduction to $293m

Changes from Prior Year

$m	Q3 '26	Q3 '25	Change	YTD '26	YTD '25	Change
Adj. EBITDA, incl disc ops[1]	**$245**	**$252**	**$(7)**	**$734**	**$747**	**$(14)**
One-Time Costs[2]	(11)	(13)	2	(45)	(55)	10
Interest	(40)	(45)	5	(157)	(171)	14
Taxes	(14)	(5)	(8)	(40)	(29)	(11)
Working Capital	(13)	(3)	(10)	(85)	(4)	(81)
Other[3]	(3)	(5)	2	(8)	(19)	11
Operating Cash Flow	166	181	(16)	399	469	(70)
Capital Spending	(55)	(66)	10	(166)	(193)	27
Free Cash Flow[1]	**$110**	**$115**	**$(5)**	**$233**	**$276**	**$(43)**
Debt Repayment	(73)	(100)	27	(284)	(100)	(184)
Share Repurchase	-	(50)	50	(18)	(150)	131
Acquisitions / Divestitures	-	(2)	2	5	4	1
Other[4]	2	(7)	10	(8)	(7)	(1)
Cash Flow	**$39**	**$(44)**	**$83**	**$(72)**	**$23**	**$(96)**

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Includes restructuring-related severance and transaction cost. [3] Includes impaired contractual costs. [4] Fx, Tax withholding for share-based compensation and refinancing cost.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
17

FY 2026 Updated Guidance Post LS&H Sale

Excludes full year FY26 LS&H estimates of $370m revenue and $120m Adj. EBITDA

ACV and Recurring Organic Growth

- Range updated as LS&H moved to discontinued ops

Revenues

- Range updated as LS&H moved to discontinued ops

Adj. EBITDA / Margin / Adj. EPS[1]

- Profit and Margin expansion driven by organic growth, cost discipline and disposal of lower margin businesses
- EBITDA range updated to excl LS&H
- EPS growth due to share repurchases

Free Cash Flow[1]

- Range updated due to impacts on timing of closure of LS&H sale in Q4 and higher one-time costs to close the transaction and achieve cost savings

Metric	Low	Mid Point[4]	High	Midpoint[4] vs. PY[5]
ACV Organic Growth	1¾%	~2%	2¼%	+40bps
Recurring Organic Growth[2]	1%	~1¼%	1 ½%	+40bps
Revenues	$1,965m	~$1,975m	$1,985m	(90)
Recurring Organic Revenue Mix[3]	92%	93%	94%	+60bps
Adj. EBITDA[1]	$865m	~$875m	$885m	+15
Adj. EBITDA Margin[1]	43%	~44%	45%	+250bps
Adj. Diluted EPS[1,6]	73¢	~75¢	77¢	+9%
Free Cash Flow[1,6]	$320m	~$330m	$340m	(35)

Guidance Range ▲ Mid Point[4]

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2] Subscription + Re-occurring order types. [3] (Subscription + Re-occurring) / Total Revenues excluding disposals. [4] Mid Point included for illustrative purposes only.
[5] Prior year comparison excludes LS&H, except for as indicated by footnote 6.
[6] Includes results of LS&H for 9 months in 2026 and full year 2025.

Clarivate

© 2026 Clarivate. All rights reserved.

18

FY 2026 Revenues and Adj. EBITDA[1] Outlook

Organic
- Recurring revenue growth of ~$20m partially offset by transactional decline
- Strong profit flow-through driven by disciplined cost management

Inorganic Disposals
- Books transactional revenues wind-down completed in H1; smaller wind-downs remain

Discontinued Operations
- Includes LS&H segment for full year 2025 and nine-months in 2026

Foreign Exchange
- Modest benefit expected on topline from H1 with headwinds on transactional expense impacts



Changes from Last Year
Year
+ Better
- Worse
Revenues
Adj. EBITDA[1]
$2,455
$1,002
40.8%
($390)
($140)
$2,065
$860
41.6%
~+$10
~+$40
~($110)
~($20)
~+$10
~($5)
~$1,975
~$875
44.3%
~+$270
~+$85
~$2,240
~$960
42.9%
2025 Previously Reported
LS&H Discontinued Operations[2]
2025 Continuing Operations
Organic
Inorganic Disposals
FX
2026 Continuing Operations
LS&H Discontinued Operations[2]
2026 Total Company

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Represents the results of discontinued operations of LS&H for the full year 2025 and the nine-months through Q3 2026. Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
19

~500 460 470 480 490 500 510 520 530 1.6% 1.7% 1.4% 1.8% ~2% 0.5% 0.9% 0.5% 1.3% >2% Q4 25A Q1 26A Q2 26A Q3 26A Q4 26E Organic ACV Growth (%) Organic Recurring Revenue Growth (%) 41.1% 42.2% 44.0% 45.3% ~45% FY 2026 Quarterly Performance Building Momentum 20 Revenue, Organic ACV Growth, Organic Recurring Revenue Growth and Adj. EBITDA % Revenue ($M) Adj. EBITDA Margin (%)1 © 2026 Clarivate. All rights reserved. 4 2025A Q1 2026A Q2 2026A Q3 2026A Q4 2026E Revenue • Less variability this year due to increased recurring revenue mix as a result of the disposals Organic ACV • Acceleration in H2 from momentum of new subs sales, pricing and retention Organic Recurring Revenue • Experienced slight sequential pull back in Q2 due to timing of subs renewals; acceleration returns in H2 on improving subs and re- occurring becoming positive Adj. EBITDA Margin1 • Margin accelerates through year from total organic revenue growth in H2 along with disposals and cost management programs 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

FY 2026 Cash Flow Outlook

Free Cash Flow[1]

- Expecting lower versus prior year due to timing of LS&H sale closing in Q4 and related working capital impacts

Capital Allocation

- Repurchased $75m of 2028 notes in Q3, bringing year-to-date debt reduction to $293m
- Plan to use net proceeds from LS&H divestiture, closed in October 2026, and Q4 free cash flow to retire an additional ~$575-600m of the 2028 and 2029 notes

Changes from Prior Year ($ millions)

	2026 Outlook	2025 Actuals	Change
Adj. EBITDA, incl. Disc Ops[1]	**~$960**	**$1,002**	**~(40)**
One-Time Costs[2]	~(70)	(67)	~(5)
Interest	~(230)	(253)	~25
Taxes	~(50)	(42)	~(10)
Working Capital	~(35)	12	~(45)
Other[3]	~(15)	(23)	~10
Operating Cash Flow	~560	629	~(70)
Capital Spending	~(230)	(263)	~35
Free Cash Flow[1]	**~$330**	**$365**	**~(35)**
Debt Repayment	~(875)	(100)	~(775)
Share Repurchase	~(20)	(225)	~205
Acquisitions / Divestitures	~490	3	~490
Other[4]	~(15)	(9)	~(5)
Cash Flow	**~$(90)**	**$34**	**~$(120)**

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Includes restructuring-related severance and transaction cost. [3] Includes impaired contractual costs. [4] Fx, tax withholding for share-based compensation, and refinancing cost.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
21

Q&A Session

Appendix Presentation of Certain Non-GAAP Financial Measures

Historical Revenue Growth Metrics 24 Quarterly organic growth: Continuing Operations © 2026 Clarivate. All rights reserved. Continuing Operations Q4 ‘25 Q1 ‘26 Q2 ‘26 Q3 ‘26 Retention Rate 93.5% 93.7% 93.1% 93.7% Organic ACV Growth +1.6% +1.7% +1.4% +1.8% Subscription Growth +1.1% +1.8% +0.6% +1.5% Recurring Growth1 +0.5% +0.9% +0.5% +1.3% Transactional Growth (15.0%) (3.0%) (13.2%) (12.3%) Total Organic Growth (1.0%) +0.6% (0.7%) +0.4% +1.8% +1.5% +1.3% (12.4%) +0.4% +93.7% 1 Includes subscription revenue and re-occurring revenue.

25© 2026 Clarivate. All rights reserved. Presentation of Certain Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA margin Adjusted EBITDA represents net income (loss) before the provision (benefit) for income taxes, depreciation and amortization, and interest expense, net, adjusted to exclude share-based compensation, impairments, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, acquisition and/or disposal-related transaction costs, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues. Net income (loss) margin is calculated by dividing Net income (loss) by Revenues. Adjusted net income and Adjusted diluted EPS Adjusted net income represents net income (loss), adjusted to exclude amortization related to acquired intangible assets, share-based compensation, impairments, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, acquisition and/or disposal-related transaction costs, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance and the associated income tax impact of such adjustments. Adjusted diluted EPS is calculated by dividing Adjusted net income by Adjusted diluted weighted average shares. The adjusted diluted weighted average shares calculation assumes that all instruments in the calculation are dilutive. Free cash flow Free cash flow represents Net cash provided by (used for) operating activities less capital expenditures.

26 $m Q3 ‘26 Q3 ’25 YTD ’26 YTD ’25 Income (loss) from continuing operations, net of taxes $(26.4) $(24.9) $(122.3) $(213.3) Provision (benefit) for income taxes 5.5 2.3 23.4 29.0 Depreciation and amortization 162.3 168.6 484.7 499.2 Interest expense, net 61.0 68.5 180.4 199.4 Share-based compensation expense 7.7 13.1 32.3 37.1 Restructuring costs 4.5 7.9 24.9 34.3 Transaction related costs (0.2) 3.0 17.5 17.3 Other1 3.8 (16.3) 4.7 42.7 Adjusted EBITDA $218.2 $222.2 $645.6 $645.7 Income (loss) from continuing operations margin (5.5)% (4.7)% (8.3)% (13.8)% Adjusted EBITDA margin 45.3% 41.9% 43.8% 41.7% © 2026 Clarivate. All rights reserved. 1 Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances, the impact of initiatives to reduce our cost structure related to the LS&H divestiture, and other items that do not reflect our ongoing operating performance. Reconciliation of Non-GAAP Financial Measures Income (loss) from continuing operations, net of tax to Adjusted EBITDA and Adjusted EBITDA margin

27 $m Q3 ‘26 Q3 ’25 YTD ’26 YTD ’25 Net income (loss) $(80.8) $(28.3) $(389.6) $(204.2) Provision (benefit) for income taxes 7.7 3.8 27.1 34.9 Depreciation and amortization 162.3 191.8 532.0 568.1 Interest expense, net 61.0 68.5 180.4 199.4 Share-based compensation expense 10.8 16.0 40.5 45.6 Goodwill and intangible asset impairments 62.2 — 283.9 — Loss on classification as held for sale 10.1 — 10.1 — Restructuring costs 4.9 11.9 29.0 45.9 Transaction related costs 8.1 4.1 26.5 18.5 Other1 (1.0) (15.4) (6.2) 39.0 Adjusted EBITDA, including discontinued operations $245.3 $252.4 $733.7 $747.2 Net income (loss) margin (14.9)% (4.5)% (22.6)% (11.1)% Adjusted EBITDA margin 43.2% 40.5% 42.1% 40.6% © 2026 Clarivate. All rights reserved. 1 Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. Reconciliation of Non-GAAP Financial Measures Net income (loss) to Adjusted EBITDA, including discontinued operations and Adjusted EBITDA margin

Reconciliation of Non-GAAP Financial Measures

Net income (loss) and Net income (loss) per share to Adjusted net income and Adjusted diluted EPS

$m except per share data	Q3 '26 Amount	Q3 '26 Per Share	Q3 '25 Amount	Q3 '25 Per Share	YTD '26 Amount	YTD '26 Per Share	YTD '25 Amount	YTD '25 Per Share
Net income (loss) and Diluted EPS	**$(80.8)**	**$(0.13)**	**$(28.3)**	**$(0.04)**	**$(389.6)**	**$(0.61)**	**$(204.2)**	**$(0.30)**
Amortization related to acquired intangible assets	122.6	0.19	136.7	0.20	393.3	0.61	410.0	0.60
Share-based compensation expense	10.8	0.02	16.0	0.02	40.5	0.06	45.6	0.07
Goodwill and intangible asset impairments	62.2	0.10	–	–	283.9	0.44	–	–
Loss on classification as held for sale	10.1	0.02	–	–	10.1	0.02	–	–
Restructuring costs	4.9	0.01	11.9	0.02	29.0	0.05	45.9	0.07
Transaction related costs	8.1	0.01	4.1	0.01	26.5	0.04	18.5	0.03
Other[1]	0.7	(0.01)	(14.0)	(0.02)	(1.2)	–	40.5	0.05
Income tax impact of related adjustments	(2.6)	–	(7.1)	(0.01)	(14.1)	(0.02)	(17.9)	(0.03)
Adjusted net income and Adjusted diluted EPS	**$136.0**	**$0.21**	**$119.3**	**$0.18**	**$378.4**	**$0.59**	**$338.4**	**$0.49**
Adjusted weighted average ordinary shares, diluted	**643.6**		**675.5**		**644.5**		**685.0**	

[1] Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance.

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© 2026 Clarivate. All rights reserved.

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29© 2026 Clarivate. All rights reserved. $m Q3 ‘26 Q3 ‘25 YTD ’26 YTD ’25 Net cash provided by operating activities $165.6 $181.1 $399.0 $468.6 Capital expenditures (55.4) (65.6) (165.9) (192.5) Free cash flow $110.2 $115.5 $233.1 $276.1 Reconciliation of Non-GAAP Financial Measures Net cash provided by operating activities to Free cash flow

30© 2026 Clarivate. All rights reserved. Year Ending December 31, 2026 (Forecasted) Year Ended December 31, $m Low High 2025 Net income (loss) $(154) $(144) $(201) Provision (benefit) for income taxes 45 45 9 Depreciation and amortization 650 650 666 Interest expense, net 225 230 265 Share-based compensation expense 45 50 51 Restructuring costs1 30 30 39 Transaction related costs 35 35 21 Other (11) (11) 10 Adjusted EBITDA $865 $885 $860 Net income (loss) margin (7.8)% (7.3)% (9.7)% Adjusted EBITDA margin 43.0% 45.0% 41.6% 1 For the 2026 outlook, reflects restructuring costs expected to be incurred associated with the Value Creation Plan. Reconciliation of Non-GAAP Financial Measures – 2026 Outlook Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin

31© 2026 Clarivate. All rights reserved. Year Ending December 31, 2026 (Forecasted) Low High Net income (loss) per share $(0.65) $(0.62) Amortization related to acquired intangible assets 0.80 0.80 Share-based compensation expense 0.07 0.08 Goodwill and intangible asset impairments 0.46 0.46 Restructuring costs1 0.05 0.05 Transaction related costs 0.05 0.05 Other (0.02) (0.02) Income tax impact of related adjustments (0.03) (0.03) Adjusted diluted EPS $0.73 $0.77 Adjusted weighted average ordinary shares, diluted ~650 million Reconciliation of Non-GAAP Financial Measures – 2026 Outlook 1 Reflects restructuring costs expected to be incurred in 2026 associated with the Value Creation Plan. Net income (loss) per fully diluted weighted shares outstanding to Adjusted diluted EPS

32 Year Ending December 31, 2026 (Forecasted) Year Ended December 31, $m Low High 2025 Net cash provided by operating activities $550 $570 $628.5 Capital expenditures (230) (230) (263.2) Free cash flow $320 $340 $365.3 © 2026 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures – 2026 Outlook Net cash provided by operating activities to Free cash flow

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